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                         SECOND AMENDMENT TO AGREEMENT
                              OF SALE AND PURCHASE

      THIS SECOND AMENDMENT TO AGREEMENT OF SALE AND PURCHASE (this "Second Amendment") is between AUBURN EQUITY PARTNERS, an Ohio general partnership ("Seller"), and HOST FUNDING, INC., a Maryland corporation or its permitted assignee ("Purchaser"), and is dated effective as of July 28, 1997.

                                    RECITALS

      A. Seller and Purchaser previously entered into that certain Agreement of Sale and Purchase dated effective as of May 5, 1997, as amended by that certain Amendment to Agreement of Sale and Purchase (the "First Amendment") dated effective as of June 19, 1997 (sometimes collectively, as amended by the First Amendment, the "Agreement"), and relating to the sale by Seller to Purchaser of real property located in Auburn, DeKalb County, Indiana, and more particularly described in Exhibit "A" attached hereto and incorporated herein by reference for all purposes (the "Property").

      B. Seller and Purchaser desire to further amend the Agreement in certain respects as provided herein.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Purchaser hereby agree as follows:

      1. The Agreement is hereby amended by the deletion therefrom of the amendments to same contained in Paragraph 6 of the First Amendment, and, in substitution therefor, the following restatements and/or modifications thereto added:

            This Agreement is hereby amended by the deletion therefrom of
            Section 6.1, except for the last two (2) sentences thereof and, provided, the Deposit will be considered non-refundable, subject, however, to approval by Nomura of the assumption of the Nomura Loan by Purchaser, the approval by Purchaser of the form of the Nomura Assumption Documents, the approval by Seller of the form of such documents as are required by Nomura to be executed by Seller incident to the assumption by Purchaser of the Nomura Loan, and the approval of the form of the Nomura Estoppel by Seller and Purchaser, all no later than September 30, 1997, as well as the conditions set forth in Paragraph 10 of the First Amendment and Paragraph 11 of the First Amendment (as herein amended)) the conditions and/or provisions set forth in Sections 5.3(a), 5.3(b), 5.3(d), 9.1(e), 9.1(f), 9.1(g), 9.1(h), Article 14 and Article 17 of the Agreement, and so long as Seller is not in default of its obligations or in breach of the representations and warranties under the Agreement.

      2. Section 11.1 of the Agreement (and Paragraph 8 of the First Amendment) is hereby amended to provide that the transaction contemplated by the Agreement will be closed no later than
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five (5) days after the approval by Nomura (including all committees and rating agency approvals) of the assumption of the Nomura Loan by Purchaser, the approval by Purchaser of the form of the Nomura Assumption Documents, the approval by Seller of the form of such documents as are required by Nomura to be executed by Seller incident to the assumption by Purchaser of the Nomura Loan and the approval of the form of the Nomura Estoppel by Seller and Purchaser.

      3. The Agreement is hereby amended by the deletion in its entirety of
Section 19.3 (added pursuant to Paragraph 11 of the First Amendment) and, in substitution therefor, the following Section 19.3 added;

            Notwithstanding anything contained in this Second Amendment, the First Amendment or in the Agreement to the contrary, and unless otherwise extended by mutual agreement of the parties in writing, in the event that on or before September 30, 1997, Nomura has not approved the assumption by Purchaser of the Nomura Loan, Purchaser has not approved the form of the Nomura Assumption Documents, Seller has not approved the form of such documents as are required by Nomura to be executed by Seller incident to the assumption by Purchaser of the Nomura Loan, and/or Seller and Purchaser have not approved the form of the Nomura Estoppel, either Seller or Purchaser may terminate this Agreement, and, in such event, the Deposit shall be returned to Purchaser by the Title Company, and the parties hereto shall thereafter have no further obligations one to the other hereunder, except as to Purchaser's obligations to return to Seller due diligence materials pursuant to Section 5.4 hereof, and except as to Purchaser's indemnification liabilities set forth in Sections 6.1 and 19.1(d) hereof.

      4. Except as expressly amended herein, the Agreement (and, as applicable, the First Amendment) remains unchanged, and the valid and binding obligation of Seller and Purchaser.


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Capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Agreement. This Amendment shall be effective upon execution by facsimile transmission by both parties.

                                     SELLER:

                                     AUBURN EQUITY PARTNERS, an Ohio general
                                     partnership

                                     By: Investment Resources, Inc., an Ohio
                                         corporation, Managing Partner


                                         By:
                                              ----------------------------------
                                         Name:
                                                --------------------------------
                                         Title:
                                                --------------------------------

                                     PURCHASER:

                                     HOST FUNDING, INC., a Maryland corporation


                                     By:
                                        ---------------------------------------
                                           Michael S. McNulty, President


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